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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

                        Date of Report: December 20, 2002

                                 PacificNet Inc.
                                 ---------------
               (Exact name of registrant as specified in charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

           000-24985                                  11-2854355
    ------------------------               ---------------------------------
    (Commission File Number)               (IRS Employer Identification No.)


   Unit 1702, ChinaChem Century Tower, 178 Gloucester Road Wanchai, Hong Kong
   --------------------------------------------------------------------------
   (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: 011-85-22-876-2900
                                                    ------------------

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Item 5.  Other Events and Required FD Disclosure

         On December 20, 2002, PacificNet Inc. (the "Registrant") entered into an agreement with International Elite Limited ("IEL"), a leading provider of value-added telecom services in the Greater China region, to establish "PacificNet Communications Limited - Macao Commercial Offshore," an equity joint venture company ("PNCL"), which will be registered in the Macao Special Administrative Region (SAR) of China. The scope of the business to be provided by PNCL shall include, value-added telecom services, including call center, telemarketing, CRM, database and data-mining services, wireless communications, mobile applications, paging, roaming, short messaging services, multimedia messaging services, mobile commerce and VoIP in the Greater China region.

         PNCL will be owned 50.1% by the Registrant and 49.9% by IEL. IEL will assign and contribute to PNCL certain telecom business contracts, which have been valued by HLB Hodgson Impey Cheng (CPA) at US$23.1 million, and the Registrant will contribute to PNCL as its capital contribution, restricted shares of its common stock valued at its closing price on December 20, 2002, which will be held by an escrow agent to be released in tranches upon completion of certain agreed upon milestones of PNCL. Pursuant to the terms of the agreement, all of the restricted shares held in escrow shall be released by the Escrow Agent provided, that, PNCL generates USD$3,000,000 of net income for the fiscal year December 2003 according to U.S. generally accepted accounting principles, consistently applied. In the event less than $3,000,000 in net income is generated by PNCL, the shareholders of IEL have agreed to pay the Registrant an amount in cash equal to the amount of the shortfall in net income.

         The joint venture agreement is subject to certain corporate approvals and is expected to close on or before March 31, 2003.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     99.1    Press Release issued December 22, 2002.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PACIFICNET INC.

                                             By:    /s/ Tony Tong
                                                    ----------------------------
                                             Name:  Tony Tong
                                             Title: Chairman and Chief Executive
                                                    Officer
Dated:  December 23, 2002

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